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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 27, 2004

       CWABS, INC., (as depositor under the Pooling and Servicing
       Agreement, to be dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-9).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


              Delaware                  333-109272            95-4596514
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    (State or other jurisdiction       (Commission         (I.R.S. Employer
          of incorporation)            File Number)       Identification No.)

         4500 Park Granada
        Calabasas, California                                   91302
     --------------------------                             ----------------
        (Address of principal                                (Zip Code)
         executive offices)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  -  Other Events

Item 8.01.    Other Events.

     The financial statements of XL Capital Assurance Inc. as of December 31, 2003 and December 31, 2002, which appear as Exhibit 99.1 in XL Capital Assurance Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, for each of the three years in the period ended December 31, 2003, incorporated by reference in the prospectus supplement relating to CWABS, Inc.'s Asset-Backed Certificates, Series 2004-9, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

     The financial statements of XL Financial Assurance Ltd. as of December 31, 2003 and December 31, 2002, which appear as Exhibit 99.2 in XL Financial Assurance Ltd.'s Annual Report on Form 10-K for each of the three years in the period ended December 31, 2003, incorporated by reference in the prospectus supplement relating to CWABS, Inc.'s Asset-Backed Certificates, Series 2004-9, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.



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

Section 9  -  Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.    Description
     -----------    -----------

     23.1 Consent of Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

     23.2 Consent of Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.



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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-9.



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

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.




                                                By: /s/ Celia Coulter
                                                    --------------------
                                                Celia Coulter
                                                Vice President


Dated: September 27, 2004



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

                                 Exhibit Index
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Exhibit
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23.1      Consent of PricewaterhouseCoopers LLP, Independent Registered Public
          Accounting Firm of XL Capital Assurance Inc.

23.2 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.



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